UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 5, 2006

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-30523	58-2466370

(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302

(Address of principal executive offices)	(Zip Code)

(864) 948-9001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into Material Definitive Agreement

On June 5, 2006, First National Bank of Spartanburg (“Bank”), a wholly owned subsidiary of First National Bancshares, Inc., signed a contract in the amount of $1,713,630 with Roebuck Buildings Company (“Builder”) to begin construction of its operations center beginning June 19, 2006.  This building will be located adjacent to the bank’s main office/corporate headquarters located at 215 N. Pine Street, Spartanburg, South Carolina.  Progress payments shall be paid monthly by the Bank to the Builder, with final payment due upon issuance of the Final Certificate for Payment.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

	By:	/s/ Kitty B. Payne

	Name	Kitty B. Payne
	Title:	Chief Financial Officer

Dated: June 5, 2006